                                                               Exhibit (g)(viii)

                          SHAREHOLDER SERVICE AGREEMENT

                                     AMENDED

                                    SCHEDULE A

Name of Fund                                                 Effective Date
------------                                                -----------------

Schwab 1000 Fund                                                  May 1, 1993

Schwab Long-Term Government Bond Fund                             May 1, 1993

Schwab Short-Term Bond Market Fund (Formerly
   known as Schwab Short-Term Bond Market Index
   Fund; and Schwab Short/Intermediate
   Government Bond Fund)                                          May 1, 1993

Schwab Total Bond Market Fund (Formerly known as
   Schwab Total Bond Market Index Fund; and
   Schwab Long-Term Government Bond Fund)                         May 1, 1993

Schwab Short/Intermediate California Tax-Free
   Bond Fund                                                      May 1, 1993

Schwab Long-Term Tax-Free Bond Fund                               May 1, 1993

Schwab Short/Intermediate Tax-Free Bond Fund                      May 1, 1993

Schwab YieldPlus Fund                                           July 21, 1999

Schwab GNMA Fund                                             January 27, 2003

Schwab California Tax-Free YieldPlus Fund                   November 15, 2004

Schwab Tax-Free YieldPlus Fund                              November 15, 2004

                                        SCHWAB INVESTMENTS

                                        By:        /s/ Stephen B. Ward
                                                   --------------------------
                                        Name:      Stephen B. Ward
                                        Title:     Senior Vice President
                                                   and Chief Investment Officer

                                        CHARLES SCHWAB & CO., INC.

                                        By:        /s/ Fred Potts
                                                   --------------------------
                                        Name:      Fred Potts
                                        Title:     Senior Vice President

Dated:  October 6, 2004

                                                               Exhibit (g)(viii)


                                     AMENDED

                                   SCHEDULE C

                            SHAREHOLDER SERVICE FEES

Name of Fund                              Fee
------------                              ---

Schwab 1000 Fund -- Investor Shares       Twenty one-hundredths of one percent
                                          (.20%) of the class's average annual
                                          net assets, calculated and payable on
                                          a monthly basis

Schwab 1000 Fund -- Select Shares(TM)     Five one-hundredths of one percent
                                          (.05%) of the class's average annual
                                          net assets, calculated and payable on
                                          a monthly basis

Schwab Total Bond Market Fund             Twenty one-hundredths of one percent
  (Formerly known as Schwab Total Bond    (.20%) of the Fund's average annual
  Market Index Fund; and Schwab           net assets, calculated and payable on
  Long-Term Government Bond Fund)         a monthly basis

Schwab Short-Term Bond Market Fund        Twenty one-hundredths of one percent
  (Formerly known as Schwab Short-Term    (.20%) of the Fund's average annual
  Bond Market Index Fund; and Schwab      net assets, calculated and payable on
  Short/Intermediate Government Bond      a monthly basis
  Fund)

Schwab Long-Term California Tax-Free      Twenty one-hundredths of one percent
  Bond Fund                               (.20%) of the Fund's average annual
                                          net assets, calculated and payable on
                                          a monthly basis

Schwab Short/Intermediate California      Twenty one-hundredths of one percent
  Tax-Free Bond Fund                      (.20%) of the Fund's average annual
                                          net assets, calculated and payable on
                                          a monthly basis

Schwab Long-Term Tax-Free Bond Fund       Twenty one-hundredths of one percent
                                          (.20%) of the Fund's average annual
                                          net assets, calculated and payable on
                                          a monthly basis

Schwab Short/Intermediate Tax-Free        Twenty one-hundredths of one percent
  Bond Fund                               (.20%) of the Fund's average annual
                                          net assets, calculated and payable on
                                          a monthly basis

Schwab YieldPlus Fund -- Investor         Twenty one-hundredths of one percent
  Shares                                  (.20%) of the class's average annual
                                          net assets, calculated and payable on
                                          a monthly basis


Schwab YieldPlus Fund -- Select Shares    Five one-hundredths of one percent
                                          (.05%) of the class's average annual
                                          net assets, calculated

                                                               Exhibit (g)(viii)


                                          and payable on a monthly basis

Schwab GNMA Fund -- Investors Shares      Twenty one-hundredths of one percent
                                          (.20%) of the class's average annual
                                          net assets, calculated and payable on
                                          a monthly basis

Schwab GNMA Fund -- Select Shares         Five one-hundredths of one percent
                                          (.05%) of the class's average annual
                                          net assets, calculated and payable on
                                          a monthly basis

Schwab California Tax-Free YieldPlus      Twenty one-hundredths of one percent
  Fund -- Investors Shares                (.20%) of the class's average annual
                                          net assets, calculated and payable on
                                          a monthly basis


Schwab California Tax-Free YieldPlus      Five one-hundredths of one percent
  Fund -- Select Shares                   (.05%) of the class's average annual
                                          net assets, calculated and payable on
                                          a monthly basis

Schwab Tax-Free YieldPlus Fund --         Twenty one-hundredths of one percent
  Investors Shares                        (.20%) of the class's average annual
                                          net assets, calculated and payable on
                                          a monthly basis

Schwab Tax-Free YieldPlus Fund --          Five one-hundredths of one percent
  Select Shares                            (.05%) of the class's average annual
                                           net assets, calculated and payable on
                                           a monthly basis

                                        SCHWAB INVESTMENTS

                                        By:        /s/ Stephen B. Ward
                                                   --------------------------
                                        Name:      Stephen B. Ward
                                        Title:     Senior Vice President
                                                   and Chief Investment Officer

                                        CHARLES SCHWAB & CO., INC.

                                        By:        /s/ Fred Potts
                                                   --------------------------
                                        Name:      Fred Potts

Dated:  October 6, 2004